Exhibit 32.2

Certification of the Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended April 30, 2022 (the “Report”) of Limoneira Company (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Mark Palamountain, hereby certify that:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

June 7, 2022	/s/ Mark Palamountain
Mark Palamountain,
Chief Financial Officer, Treasurer and Corporate Secretary
(Principal Financial and Accounting Officer)